Exhibit 10.3
EXECUTION VERSION
SECURITIES PLEDGE AGREEMENT
THIS SECURITIES PLEDGE AGREEMENT dated as of August 2, 2011 (this “Pledge Agreement”), is being entered into among COGDELL SPENCER LP, a Delaware limited partnership (the “Borrower”), COGDELL SPENCER ADVISORS MANAGEMENT, LLC, a Delaware limited liability company (“Advisors” and, together with the Borrower, collectively, the “Pledgors”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced below).
RECITALS:
A. Pursuant to a Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Cogdell Spencer Inc., the Administrative Agent and the lenders now or hereafter party thereto (the “Lenders”), the Lenders have agreed to provide to the Borrower a term loan facility.
B. Certain additional extensions of credit may be made from time to time for the benefit of the Loan Parties pursuant to certain Secured Cash Management Agreements and Secured Hedge Agreements (each as defined in the Credit Agreement).
C. It is a condition precedent to the Secured Parties’ obligations to make and maintain such extensions of credit that the Pledgors shall have executed and delivered this Pledge Agreement to the Administrative Agent.
In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement and such Secured Cash Management Agreements and Secured Hedge Agreements, the parties hereto agree as follows:
1. Certain Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement. Terms used in this Pledge Agreement that are not otherwise expressly defined herein or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of New York (the “UCC”), shall have such meanings unless the context requires otherwise.

2. Pledge of Pledged Interests; Other Collateral.
(a) The Borrower hereby grants as collateral security for the payment, performance and satisfaction of all of the Obligations, and Advisors hereby grants as collateral security for the payment, performance and satisfaction of all of its Guarantor’s Obligations (as defined in the Guaranty) (all of the foregoing obligations and liabilities are referred to collectively as the “Secured Obligations”), to the Administrative Agent for the benefit of the Secured Parties a first priority security interest in all of the following items of property in which it now has or may at any time hereafter acquire an interest or the power to transfer rights therein, and wheresoever located:
(i) all of its now existing or hereafter created or acquired Equity Interests in each Subsidiary that owns or leases a Borrowing Base Property (collectively, the “Pledged Interests”), including without limitation the Pledged Interests more particularly described on Schedule I hereto (such Subsidiaries, together with all other Subsidiaries whose Equity Interests may be required pursuant to the Loan Documents to be subject to this Pledge Agreement from time to time, are referred to collectively as the “Pledged Subsidiaries”);
(ii) all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any Pledged Interest, or (y) by its or their terms exchangeable or exercisable for or convertible into any Pledged Interest;
(iii) all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing;
(iv) all securities accounts to which any or all of the foregoing or any proceeds thereof may at any time be credited and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and
(v) all proceeds of any of the foregoing.
All such Pledged Interests, certificates, instruments, cash, securities, interests, dividends, rights and other property referred to in clauses (i) through (v) of this Section 2 are herein collectively referred to as the “Collateral.”
(b) Each Pledgor agrees to deliver all certificates, instruments or other documents representing any Collateral to the Administrative Agent at such location as the Administrative Agent shall from time to time designate by written notice pursuant to Section 23 for its custody at all times until termination of this Pledge Agreement, together with such instruments of assignment and transfer as requested by the Administrative Agent.
(c) Each Pledgor agrees to execute and deliver, or cause to be executed and delivered by other Persons (or, in the case of financing statements, to authorize the filing thereof without signature), at Pledgor’s expense, all share certificates, documents, instruments, agreements, financing statements (and amendments thereto and continuations thereof), assignments, control agreements, or other writings as the Administrative Agent may reasonably request from time to time to carry out the terms of this Pledge Agreement or to protect or enforce the Administrative Agent’s Lien and security interest in the Collateral hereunder granted to the Administrative Agent for the benefit of the Secured Parties and further agrees to do and cause to be done upon the Administrative Agent’s request, at Pledgor’s expense, all things reasonably determined by the Administrative Agent to be necessary or advisable to perfect and keep in full force and effect the Lien in the Collateral hereunder granted to the Administrative Agent for the benefit of the Secured Parties, including the prompt payment of all out-of-pocket fees and expenses incurred in connection with any filings made to perfect or continue the Lien and security interest in the Collateral hereunder granted in favor of the Administrative Agent for the benefit of the Secured Parties.

(d) All filing fees, advances, charges, costs and expenses, including all fees and expenses of counsel (collectively, “Attorneys’ Costs”), incurred or paid by the Administrative Agent or any Lender in exercising any right, power or remedy conferred by this Pledge Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Administrative Agent for the benefit of the Secured Parties by the Pledgor in respect of which the same was incurred immediately upon demand therefor, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.
(e) Each Pledgor agrees to register and cause to be registered the interest of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral on its own books and records and the registration books of each of the Pledged Subsidiaries.
3. Status of Pledged Interests. Each Pledgor hereby represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:
(a) All of the Pledged Interests are, as of the date of this Pledge Agreement, and shall at all times thereafter be validly issued and outstanding, fully paid and non-assessable and constitute all of the issued and outstanding Equity Interests owned by such Pledgor in each such Pledged Subsidiary, and are accurately described on Schedule I.
(b) Such Pledgor is as of the date of this Pledge Agreement and shall at all times thereafter (subject to Dispositions permitted under the Credit Agreement) be the sole registered and record and beneficial owner of the Pledged Interests, free and clear of all (i) Liens, charges, equities, options, hypothecations, and encumbrances, and (ii) restrictions on pledge or transfer, including transfer of voting rights, that would prohibit or interfere with the pledge of the Pledged Interests hereunder or the transfer or disposition of such Pledged Interests by the Administrative Agent pursuant to its rights hereunder, under the other Loan Documents or applicable law (other than applicable restrictions pursuant to federal and state securities laws). Without limiting the foregoing, the Pledged Interests are not and will not be subject to any voting trust, shareholders agreement, right of first refusal, voting proxy, power of attorney or other similar arrangement (other than the rights hereunder in favor of the Administrative Agent).

(c) At no time shall any Pledged Interests (i) be held or maintained in the form of a security entitlement or credited to any securities account and (ii) which constitute a “security” (or as to which the related Pledged Subsidiary has elected to have treated as a “security”) under Article 8 of the UCC (including, for the purposes of this Section, the Uniform Commercial Code of any other applicable jurisdiction) be maintained in the form of uncertificated securities. With respect to Pledged Interests that are “securities” under the UCC, or as to which the issuer has elected at any time to have such interests treated as “securities” under the UCC, such Pledged Interests are, and shall at all times be, represented by the share certificates listed on Schedule I hereto, which share certificates, with stock powers duly executed in blank by the Pledgor, have been delivered to the Administrative Agent or are being delivered to the Administrative Agent simultaneously herewith or, in the case of Additional Interests as defined in Section 22, shall be delivered pursuant to Section 22. In addition, with respect to all Pledged Interests, including Pledged Interests that are not “securities” under the UCC and as to which the applicable Pledged Subsidiary has not elected to have such interests treated as “securities” under the UCC, the Pledgor has as of the date of this Pledge Agreement authorized the Administrative Agent (or has previously authorized the Administrative Agent or, in case of Additional Interests shall authorize pursuant to Section 22) to file Uniform Commercial Code financing statements (or appropriate amendments thereto) duly authorized by the Pledgor and naming the Administrative Agent for the benefit of the Secured Parties as “secured party,” in form and substance sufficient in the reasonable opinion of the Administrative Agent to be filed in all UCC filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Administrative Agent for the benefit of the Secured Parties the Lien on such Pledged Interests.
(d) It has full corporate power, legal right and lawful authority to execute this Pledge Agreement (and any Pledge Agreement Supplement applicable to it) and to pledge, assign and transfer its Pledged Interests in the manner and form hereof.
(e) The pledge, assignment and delivery of its Pledged Interests (along with undated stock powers executed in blank (in the case of Pledged interests that are certificated, if any) and other agreements referred to in Section 3(c) hereof) to the Administrative Agent for the benefit of the Secured Parties pursuant to this Pledge Agreement creates or continues, as applicable, a valid and perfected first priority security interest in such Pledged Interests in favor of the Administrative Agent for the benefit of the Secured Parties, securing the payment of the Secured Obligations, assuming, (i) in the case of Pledged Interests which constitute certificated “securities” under the UCC (including, for the purposes of this Section, the Uniform Commercial Code of any other applicable jurisdiction), if any, continuous and uninterrupted possession by or on behalf of the Administrative Agent, and (ii) in the case of all other Pledged Interests, the proper filing of financing statements. The Pledgor will at its own cost and expense defend the Secured Parties’ right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.
(f) Except as otherwise expressly provided herein pursuant to a Disposition permitted under the Credit Agreement, none of the Pledged Interests (nor any interest therein or thereto) shall be sold, transferred or assigned without the Administrative Agent’s prior written consent, which may be withheld for any reason.

(g) It shall at all times cause the Pledged Interests of such Pledgor that constitute “securities” (or as to which the issuer elects to have treated as “securities”) under the UCC to be represented by the certificates now and hereafter delivered to the Administrative Agent in accordance with Sections 2, 3 and 22 hereof and it shall cause each of the Pledged Subsidiaries as to which it is the Pledgor not to issue any Equity Interests, or securities convertible into, or exchangeable or exercisable for, Equity Interests, at any time during the term of this Pledge Agreement unless the Pledged Interests of such Pledged Subsidiary are issued solely to either (y) such Pledgor who shall immediately comply with Sections 3 and 22 hereof with respect to such property or (z) the Borrower or a Guarantor who shall immediately pledge such additional Equity Interests to the Administrative Agent for the benefit of the Secured Parties pursuant to Section 22 hereof or pursuant to a separate pledge agreement, as applicable, on substantially identical terms as are contained herein and deliver or cause to be delivered the appropriate documents described in Section 3(c) hereof to the Administrative Agent and take such further actions as the Administrative Agent may deem necessary in order to perfect a first priority security interest in such Equity Interests.
(h) The exact legal name and address, type of Person, jurisdiction of formation, jurisdiction of formation identification number (if any), and location of the chief executive office of such Pledgor are as specified on Schedule 5A.03 to the Credit Agreement. No Pledgor shall change its name, jurisdiction of formation (whether by reincorporation, merger or otherwise), or the location of its chief executive office, except upon giving not less than thirty (30) days’ prior written notice to the Administrative Agent and taking or causing to be taken all such action at such Pledgor’s expense as may be reasonably requested by the Administrative Agent to perfect or maintain the perfection of the Lien of the Administrative Agent in Collateral.
4. Preservation and Protection of Collateral.
(a) The Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while any Collateral is in its possession.
(b) Each Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral in which it has an interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a basis consistent with that used in preparing the Audited Financial Statements and evidenced to the satisfaction of the Administrative Agent and provided that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed. Upon the failure of any Pledgor to so pay or contest such taxes, charges, Liens or assessments, or upon the failure of any Pledgor to pay any amount pursuant to Section 2(c), the Administrative Agent at its option may pay or contest any of them (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including Attorneys’ Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Pledgor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(c) Each Pledgor hereby (i) irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Pledgor appearing thereon) financing statements (including amendments thereto and continuations and copies thereof) showing such Pledgor as “debtor” at such time or times and in all filing offices as the Administrative Agent may from time to time determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, and (ii) irrevocably ratifies and acknowledges all such actions taken by or on behalf of the Administrative Agent prior to the date of this Pledge Agreement.
5. Default. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent is given full power and authority to sell, assign, deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Administrative Agent may elect; and any such sale may be made either at public or private sale, with at least ten (10) days’ prior notice to the Pledgors of the time and place of such public or private sale, at the Administrative Agent’s place of business or elsewhere, either for cash or upon credit or for future delivery, at such price or prices as the Administrative Agent may reasonably deem fair; and the Administrative Agent or any other Secured Party may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Administrative Agent. Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Administrative Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Administrative Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit any Pledged Subsidiary to register or otherwise qualify the Collateral, even if such Pledged Subsidiary would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. Each Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Interests if they are not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Interests may be sold for an amount less than a pro rata share of the fair market value of the Pledged Subsidiary’s assets minus its liabilities. In addition to the foregoing, the Secured Parties may exercise such other rights and remedies as may be available under the Loan Documents, at law (including without limitation the UCC) or in equity.

6. Proceeds of Sale. The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including all Attorneys’ Costs) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 9.03 of the Credit Agreement. Each Pledgor shall be liable to the Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.
7. Presentments, Demands and Notices. The Administrative Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations held thereby as collateral, or in connection with any obligations which constitute in whole or in part the Secured Obligations secured hereunder.
8. Attorney-in-Fact. Each Pledgor hereby appoints the Administrative Agent as the Pledgor’s attorney-in-fact for the purposes of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to any Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.
9. Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Pledgor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 9 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Pledge Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

10. Waiver by the Pledgors. Until such time as this Pledge Agreement shall terminate in accordance with Section 21 hereof, each Pledgor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (i) proceed against any Person or entity, including without limitation any Loan Party, (ii) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (iii) pursue any other remedy in its power, (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, and (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Pledgor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (x) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (y) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.
The Administrative Agent may at any time return (without representation, recourse or warranty) any physical Collateral that has previously been delivered or any part thereof to a Pledgor and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Collateral so returned, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.
11. Dividends and Voting Rights.
(a) All dividends and other distributions with respect to any of the Pledged Interests shall be subject to the pledge hereunder, provided, however, that cash dividends paid to a Pledgor as record owner of the Pledged Interests, to the extent permitted by the Credit Agreement to be declared and paid, may be retained by such Pledgor so long as no Event of Default shall have occurred and be continuing, free from any Liens hereunder.
(b) So long as no Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of a Pledgor as record and beneficial owner shall not be changed and such Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms of the Loan Documents.
(c) Upon the occurrence and during the continuance of any Event of Default, all rights of the Pledgors to receive and retain cash dividends and other distributions upon the Collateral pursuant to subsection (a) above shall cease and shall thereupon be vested in the Administrative Agent for the benefit of the Secured Parties, and each Pledgor shall promptly deliver, or shall cause to be promptly delivered, all such cash dividends and other distributions with respect to the Pledged Interests to the Administrative Agent (together, if the Administrative Agent shall request, with the documents described in Sections 2(c) and 3(c) hereof or other negotiable documents or instruments so distributed) to be held by it hereunder or, at the option of the Administrative Agent, to be applied to the Secured Obligations. Pending delivery to the Administrative Agent of such property, each Pledgor shall keep such property segregated from its other property and shall be deemed to hold the same in trust for the benefit of the Secured Parties.

(d) Upon the occurrence and during the continuance of any Event of Default, at the option of the Administrative Agent, all rights of each of the Pledgors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a holder of the Pledged Interests with respect to such Pledged Interests hereunder upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Pledgor hereby agrees to provide such further proxies as the Administrative Agent may request; provided, however, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.
12. Continued Powers. Until such time as this Pledge Agreement shall terminate in accordance with Section 21 hereof, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall, to the extent permitted by applicable law, continue to exist and may be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Pledgor may have ceased.
13. Other Rights. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Secured Party under any Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.
14. Anti-Marshaling Provisions. The right is hereby given by each Pledgor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Pledgor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Pledge Agreement. Each Pledgor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any Loan Document.

15. Entire Agreement. This Pledge Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof. Neither this Pledge Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.
16. Further Assurances. Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver, and cause to be executed and delivered as may be necessary or advisable to give effect thereto, such additional conveyances, assignments, financing statements, control agreements, documents, certificates, stock powers, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with the administration or enforcement of this Pledge Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Administrative Agent its rights, powers and remedies for the benefit of the Secured Parties hereunder or thereunder. Each Pledgor hereby consents and agrees that the Pledged Subsidiaries and all other Persons shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights, privileges, and remedies hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Pledgor or any other Person to any of such Pledged Subsidiaries or other Persons.
17. Binding Agreement; Assignment. This Pledge Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Pledgor shall be permitted to assign this Pledge Agreement or any interest herein or in the Collateral, or any part thereof or interest therein, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Administrative Agent as Collateral under this Pledge Agreement. Without limiting the generality of the foregoing sentence of this Section 17, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article X thereof (concerning the Administrative Agent) and Section 11.06 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

18. Secured Cash Management Agreements and Secured Hedge Agreements. All obligations of any Loan Party under Secured Cash Management Agreements and Secured Hedge Agreements to which any Lender or its Affiliates are a party shall be deemed to be Secured Obligations, and, by its acceptance of the benefits afforded hereunder, each Lender or Affiliate of a Lender party to any such Secured Cash Management Agreements or Secured Hedge Agreements shall be deemed to be a Secured Party hereunder with respect to such Secured Obligations; provided, however, that such obligations shall cease to be Secured Obligations at such time, prior to the Facility Termination Date, as such Person (or Affiliate of such Person) shall cease to be a “Lender” under the Credit Agreement.
No Secured Party (other than the Administrative Agent) that obtains the benefit of this Pledge Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Pledge Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, the Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Pledge Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article X of the Credit Agreement.
19. Severability. The provisions of this Pledge Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
20. Counterparts. This Pledge Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart executed by the Pledgor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 20, the provisions of Section 11.10 of the Credit Agreement shall be applicable to this Pledge Agreement.

21. Termination. Subject to the provisions of Section 9, this Pledge Agreement, and all obligations of the Pledgors hereunder (excluding those obligations and liabilities that expressly survive such termination), shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Pledge Agreement, the Administrative Agent shall, at the sole expense of the Pledgors, promptly deliver to the Pledgors any certificates evidencing its shares of Pledged Interests (and any other property received as a dividend or distribution or otherwise in respect of such Pledged Interests to the extent then held by the Administrative Agent as additional Collateral hereunder), together with any cash then constituting the Collateral not then sold or otherwise disposed of in accordance with the provisions hereof, and take such further actions at the request of the Pledgors as may be necessary to effect the same (including authorizing the Pledgors to file appropriate financing statement terminations at that time).
22. Additional Interests. If any Pledgor shall at any time acquire or hold any additional Pledged Interests, including any Equity Interests issued by any Subsidiary not listed on Schedule I hereto which are required to be subject to a Lien pursuant to a Pledge Agreement by the terms hereof or of any provision of the Credit Agreement (any such shares being referred to herein as the “Additional Interests”), such Pledgor shall deliver to the Administrative Agent for the benefit of the Secured Parties (i) a Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Interests duly completed and executed by such Pledgor, and (ii) any other document required in connection with such Additional Interests as described in Section 3(c). Each Pledgor shall comply with the requirements of this Section 22 concurrently with the acquisition of any such Additional Interests; provided, however, that the failure to comply with the provisions of this Section 22 shall not impair the Lien on Additional Interests conferred hereunder.
23. Notices. Any notice required or permitted hereunder shall be given (a) with respect to any Pledgor, at the address of the Borrower indicated in Schedule 11.02 of the Credit Agreement, and (b) with respect to the Administrative Agent or a Lender, at the Administrative Agent’s address indicated in Schedule 11.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 11.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.
24. Release. At any time that the Administrative Agent releases a Borrowing Base Property from the Borrowing Base upon satisfaction of the requirements for such release under Section 5A.04(d) of the Credit Agreement, the Administrative Agent shall release all of its liens hereunder on the Pledged Interests in the Pledged Subsidiary that owns or leases such Borrowing Base Property (provided that such Pledged Subsidiary does not then own any other Borrowing Base Property that is subject to the Borrowing Base), and upon such release shall promptly (i) return all share certificates and stock powers, if any, held by the Administrative Agent and relating to such released Pledged Interests, and (ii) take such further actions as may be reasonably necessary to effect such release (including the filing of Uniform Commercial Code financing statement amendments relating to such released Pledged Interests).
25. Rules of Interpretation. The rules of interpretation contained in Section 1.02 of the Credit Agreement shall be applicable to this Pledge Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any credit extensions referred to herein or secured hereby.

26. Governing Law; Jurisdiction, Etc.
(a) GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b) SUBMISSION TO JURISDICTION. EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS PLEDGE AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION
(c) WAIVER OF VENUE. EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 23. NOTHING IN THIS PLEDGE AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

27. Waiver of Right to Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties have duly executed this Pledge Agreement on the day and year first written above.

PLEDGORS:

COGDELL SPENCER LP, a Delaware limited partnership

By:	CS Business Trust I, a Maryland Statutory Trust, its General Partner

	By:	/s/ Charles M. Handy

	Name:	Charles M. Handy
	Title:	Chief Financial Officer and Trustee

COGDELL SPENCER ADVISORS MANAGEMENT, LLC, a Delaware limited liability company

By:	/s/ Charles M. Handy

Name:	Charles M. Handy
Title:	Manager
SECURITIES PLEDGE AGREEMENT
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Jack Redhead

Name:	Jack Redhead
Title:	Senior Vice President
SECURITIES PLEDGE AGREEMENT
Signature Page

SCHEDULE I

			Total Amount
			of Class or
			Type of	Total Amount
	Name, Jurisdiction of		Pledged	of Class or				Name of
	Formation and Type of		Interests	Type		Certificate		Transfer
	Entity of Pledged	Class or Type of	Authorized	Outstanding	Total Amount	Number	Par Value	Agent
Name of Pledgor	Subsidiary	Pledged Interest	(if applicable)	(if applicable)	Pledged	(if applicable)	(if applicable)	(if any)
Cogdell Spencer LP	Indianapolis MOB, LLC (Indiana limited liability company)	LLC Membership Interest	N/A	N/A	99.0%	N/A	N/A	N/A
Cogdell Spencer LP	Anchor Cogdell Covington, LLC (Kentucky limited liability company)	LLC Membership Interest	N/A	N/A	98.0%	N/A	N/A	N/A
Cogdell Spencer LP	East Jefferson Medical Plaza, LLC (Louisiana limited liability company)	LLC Membership Interest	N/A	N/A	99.0%	N/A	N/A	N/A
Cogdell Spencer LP	Mulberry Medical Park Limited Partnership (North Carolina limited partnership)	Limited Partnership Interest	N/A	N/A	96.5%	N/A	N/A	N/A
Cogdell Spencer LP	Anchor Cogdell Doylestown, LP (Pennsylvania limited partnership)	Limited Partnership Interest	N/A	N/A	98.0%	N/A	N/A	N/A
Cogdell Spencer LP	Anchor Cogdell Doylestown GP, LLC (Pennsylvania limited liability company)	LLC Membership Interest	N/A	N/A	98.0%	N/A	N/A	N/A
Cogdell Spencer LP	Cogdell Investors (OSS), LP (North Carolina limited partnership)	Limited Partnership Interest	N/A	N/A	99.0%	N/A	N/A	N/A

			Total Amount
			of Class or
			Type of	Total Amount
	Name, Jurisdiction of		Pledged	of Class or				Name of
	Formation and Type of		Interests	Type		Certificate		Transfer
	Entity of Pledged	Class or Type of	Authorized	Outstanding	Total Amount	Number	Par Value	Agent
Name of Pledgor	Subsidiary	Pledged Interest	(if applicable)	(if applicable)	Pledged	(if applicable)	(if applicable)	(if any)
Cogdell Spencer LP	Beaufort Medical Plaza, LLC (South Carolina limited liability company)	LLC Membership Interest	N/A	N/A	99.0%	N/A	N/A	N/A
Cogdell Spencer LP	River Hills Medical Associates, LLC (South Carolina limited liability company)	LLC Membership Interest	N/A	N/A	99.0%	N/A	N/A	N/A
Cogdell Spencer Advisors Management, LLC	Indianapolis MOB, LLC (Indiana limited liability company)	LLC Membership Interest	N/A	N/A	1.0%	N/A	N/A	N/A
Cogdell Spencer Advisors Management, LLC	Anchor Cogdell Covington, LLC (Kentucky limited liability company)	LLC Membership Interest	N/A	N/A	1.0%	N/A	N/A	N/A
Cogdell Spencer Advisors Management, LLC	East Jefferson Medical Plaza, LLC (Louisiana limited liability company)	LLC Membership Interest	N/A	N/A	1.0%	N/A	N/A	N/A
Cogdell Spencer Advisors Management, LLC	Mulberry Medical Park Limited Partnership (North Carolina limited partnership)	General Partnership Interest	N/A	N/A	3.5%	N/A	N/A	N/A
Cogdell Spencer Advisors Management, LLC	Anchor Cogdell Doylestown, LP (Pennsylvania limited partnership)	Limited Partnership Interest	N/A	N/A	1.0%	N/A	N/A	N/A
Cogdell Spencer Advisors Management, LLC	Anchor Cogdell Doylestown GP, LLC (Pennsylvania limited liability company)	LLC Membership Interest	N/A	N/A	1.0%	N/A	N/A	N/A
Cogdell Spencer Advisors Management, LLC	Cogdell Investors (OSS), LP (North Carolina limited partnership)	General Partnership Interest	N/A	N/A	1.0%	N/A	N/A	N/A

Total Amount
of Class or
			Type of	Total Amount
	Name, Jurisdiction of		Pledged	of Class or				Name of
	Formation and Type of		Interests	Type		Certificate		Transfer
	Entity of Pledged	Class or Type of	Authorized	Outstanding	Total Amount	Number	Par Value	Agent
Name of Pledgor	Subsidiary	Pledged Interest	(if applicable)	(if applicable)	Pledged	(if applicable)	(if applicable)	(if any)
Cogdell Spencer Advisors Management, LLC	Beaufort Medical Plaza, LLC (South Carolina limited liability company)	LLC Membership Interest	N/A	N/A	1.0%	N/A	N/A	N/A
Cogdell Spencer Advisors Management, LLC	River Hills Medical Associates, LLC (South Carolina limited liability company)	LLC Membership Interest	N/A	N/A	1.0%	N/A	N/A	N/A

EXHIBIT A
PLEDGE AGREEMENT SUPPLEMENT
THIS PLEDGE AGREEMENT SUPPLEMENT dated as of                     , 20_____  (this “Pledge Agreement Supplement”), is made by                                         , a                      (the “Pledgor”), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) for the Secured Parties (as defined in the Pledge Agreement referenced below; all capitalized terms used but not defined herein shall have the meanings given to such terms in such Pledge Agreement).
RECITALS:
A. The Pledgor is party to that certain Securities Pledge Agreement dated as of August 2, 2011 (as in effect on the date hereof, the “Pledge Agreement”), among COGDELL SPENCER LP, a Delaware limited partnership (the “Borrower”), certain of its Subsidiaries and the Administrative Agent.
B. The Pledgor has acquired rights in the Pledged Interests listed on Annex A to this Supplement (the “Additional Interests”) and desires to pledge, and evidence its prior pledge, to the Administrative Agent for the benefit of the Secured Parties all of the Additional Interests in accordance with the terms of the Credit Agreement and the Pledge Agreement.
In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement, Secured Cash Management Agreements and Secured Hedge Agreements, the Pledgor hereby agrees as follows:
1. Affirmations. The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Additional Interests contained in the Pledge Agreement and pledges and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a first priority lien and security interest in, the Additional Interests and all of the following:
(a) all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any or all of the Additional Interests or (y) by its or their terms exchangeable or exercisable for or convertible into any Additional Interest or other Pledged Interest;
(b) all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing;

(c) all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and
(d) all proceeds of any of the foregoing.
The Pledgor hereby acknowledges, agrees and confirms by its execution of this Supplement that the Additional Interests constitute “Pledged Interests” under and are subject to the Pledge Agreement, and the items of property referred to in clauses (a) through (d) above (the “Additional Collateral”) shall collectively constitute “Collateral” under and are subject to the Pledge Agreement. Each of the representations and warranties with respect to Pledged Interests and Collateral contained in the Pledge Agreement is hereby made by the Pledgor with respect to the Additional Interests and the Additional Collateral, respectively. The Pledgor further represents and warrants that Annex A attached to this Supplement contains a true, correct and complete description of the Additional Interests, and that all other documents required to be furnished to the Administrative Agent pursuant to Section 3(c) of the Pledge Agreement in connection with the Additional Collateral have been delivered or are being delivered simultaneously herewith to the Administrative Agent. The Pledgor further acknowledges that Schedule I to the Pledge Agreement shall be deemed, as to it, to be supplemented as of the date hereof to include the Additional Interests as described on Annex A to this Supplement.
2. Counterparts. This Pledge Agreement Supplement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement Supplement to produce or account for more than one such counterpart executed by the Pledgor. Without limiting the foregoing provisions of this Section 2, the provisions of Section 11.10 of the Credit Agreement shall be applicable to this Pledge Agreement.
3. Governing Law; Venue; Waiver of Jury Trial. The provisions of Section 26 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.
IN WITNESS WHEREOF, the Pledgor has caused this Supplement to be duly executed by its authorized officer as of the day and year first above written.

PLEDGOR:

By:

Name:

Title:

ANNEX A
(to Pledge Agreement Supplement of                      dated                     )
Additional Interests

Total Amount
of Class or
			Type of	Total Amount
	Name, Jurisdiction of		Pledged	of Class or				Name of
	Formation and Type of		Interests	Type		Certificate		Transfer
	Entity of Pledged	Class or Type of	Authorized	Outstanding	Total Amount	Number	Par Value	Agent
Name of Pledgor	Subsidiary	Pledged Interest	(if applicable)	(if applicable)	Pledged	(if applicable)	(if applicable)	(if any)